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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 25, 2003 (January 31, 2003)
Date of Report (Date of earliest event reported)

EPIQ SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Missouri	0-22081	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue
Kansas City, KS 66105
(Address of principal executive offices)

(913) 621-9500
(Registrant's telephone number, including area code)

        This Amendment No. 1 supplements and amends the Registrant's Current Report on Form 8-K dated February 10, 2003 as follows:

Item 2. Acquisition or Disposition of Assets.

        As previously reported, on January 31, 2003 the Registrant, through its wholly-owned subsidiary, EPIQ Systems Acquisition, Inc., acquired 100% of the membership interests in Bankruptcy Services LLC ("BSI") for an aggregate purchase price (prior to direct acquisition costs) of $66,000,000, consisting of $49,500,000 in cash and 1,054,230 shares of restricted common stock of the Registrant.

        The attached historical financial statements for BSI are not necessarily reflective of the results of operations that the Registrant expects for its BSI subsidiary after the completion of the acquisition. BSI was a limited liability company with four individual owners prior to it being acquired by the Registrant on January 31, 2003. As such, it was operated as a private company that did not pay federal income tax. It will be operated as a subsidiary of the Registrant in a manner that will affect in certain respects the anticipated results of operations of that subsidiary. For example, the Registrant (1) will pay federal and state income taxes on all earnings of that subsidiary, (2) will have higher general and administrative expenses for that subsidiary than under its prior ownership, and (3) will incur higher executive management expense than is reflected in the historical operating income of BSI. The higher general and administrative expenses will result in part from the increased costs associated with BSI operating in the Registrant's framework as a reporting company under the Securities Exchange Act of 1934. Similarly, BSI will have higher executive management expense associated with the direct compensation of certain former owners of BSI who will continue as the key employees of that subsidiary. The former owners / executives previously received compensation through management fees paid to a related entity, which management fees are not included in BSI's historical operating income. See Note 5 of Notes to Pro Forma Condensed Combined Financial Information. Accordingly, the Registrant anticipates that its BSI subsidiary will have operating margins that are less than the operating margins of BSI reflected in the historical financial statements of BSI included with this report.

Item 7. Financial Statements and Exhibits.

        (a)    Financial Statements of business acquired:

    Bankruptcy Services LLC

      Independent Auditors' Report

      Balance Sheets as of September 30, 2002, December 31, 2001, 2000 and 1999

      Statements of Operations for the nine month period ended September 30, 2002 and years ended December 31, 2001 and 2000

      Statements of Cash Flows for the nine month period ended September 30, 2002 and years ended December 31, 2001 and 2000

      Notes to Financial Statements

1

        (b)    Pro Forma Financial Information (Unaudited):

    EPIQ Systems, Inc.

      Pro Forma Condensed Combined Balance Sheet as of September 30, 2002

      Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2002

      Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2001

      Notes to Pro Forma Condensed Combined Financial Information

        (c)    Exhibits

      23.1        Independent Auditors' Consent

        NOTE ON FORWARD-LOOKING STATEMENTS:    This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, included those relating to the possible or assumed future results of operations and financial condition of the Company. Because those statements are subject to a number of risks, actual results may differ materially from those expressed or implied. These risks include (1) any material changes in our total number of Chapter 7 or 13 trustees, (2) any material changes in our Chapter 7 deposits or in the number of cases processed by these Chapter 13 trustees, (3) changes in the number of bankruptcy filings each year, (4) our reliance on our marketing arrangement with Bank of America for Chapter 7 revenue, (5) changes in bankruptcy legislation, (6) risks associated with the integration of acquisitions into our existing business operations, including particularly our most recent BSI acquisition, and (7) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K for the year ended December 31, 2002. We undertake no obligations to update any forward-looking statements to reflect future events or developments.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.
Date: March 25, 2003	/s/ TOM W. OLOFSON Tom W. Olofson Chairman of the Board Chief Executive Officer Director

3

EPIQ SYSTEMS, INC.
INDEX TO FINANCIAL STATEMENTS

Page
Financial Statements
1.	Bankruptcy Services LLC
	Independent Auditors' Report	F-3
	Balance Sheets as of September 30, 2002, December 31, 2001, 2000 and 1999	F-4
	Statements of Operations for the nine month period ended September 30, 2002 and years ended December 31, 2001 and 2000	F-5
	Statements of Cash Flows for the nine month period ended September 30, 2002 and years ended December 31, 2001 and 2000	F-6
	Notes to Financial Statements	F-7
2.	EPIQ Systems, Inc. Pro Forma Financial Information (Unaudited)
	Pro Forma Condensed Combined Balance Sheet as of September 30, 2002	F-13
	Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2002	F-14
	Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2001	F-15
	Notes to Pro Forma Condensed Combined Financial Information	F-16

BANKRUPTCY SERVICES LLC
(A New York Limited Liability Company)

FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

BANKRUPTCY SERVICES LLC
(A New York Limited Liability Company)

FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

[Hays & Company Logo] CERTIFIED PUBLIC ACCOUNTANTS Globally: MOORE STEPHENS HAYS LLP
DAVID A. LIPSON, CPA EDWARD A KUCZMARSKI, CPA JOHN A. BASILE, CPA RONALD B. HEGT, CPA STUART M. FRIEDMAN, CPA MARTIN R. KLEIN, CPA	477 MADISON AVENUE NEW YORK, NY 10022-5892 TELEPHONE: 212-572-5500 FACSIMILE: 212-572-5572 www.haysco.com

The Members
Bankruptcy Services LLC
New York, New York

INDEPENDENT AUDITOR'S REPORT

        We have audited the accompanying balance sheets of Bankruptcy Services LLC (a New York Limited Liability Company) as of September 30, 2002 and December 31, 2001, 2000 and 1999 and the related statements of operations, and cash flows for the nine months ended September 30, 2002 and each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bankruptcy Services LLC (a New York Limited Liability Company) as of September 30, 2002 and December 31, 2001, 2000 and 1999 and the results of its operations and its cash flows for the nine months ended September 30, 2002 and each of the two years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/  HAYS & COMPANY LLP

December 24, 2002 except for Note 7
    which is dated January 10, 2003
New York, New York

A MEMBER OF MOORE STEPHENS INTERNATIONAL LIMITED AS: MOORE STEPHENS HAYS LLP

MOORE STEPHENS INTERNATIONAL LIMITED IS A GROUP OF INDEPENDENT FIRMS WITH
OFFICES IN PRINCIPAL CITIES WITHIN NORTH AMERICA AND THROUGHOUT THE WORLD

BANKRUPTCY SERVICES LLC
(A New York Limited Liability Company)

BALANCE SHEETS

		December 31,
	September 30, 2002
		2001	2000	1999
ASSETS
Current Assets
Cash and cash equivalents	$—	$—	$—	$—
Accounts receivable, net of allowance for doubtful accounts of $145,900, $145,900, $152,811 and $42,157 at 2002, 2001, 2000 and 1999, respectively	6,116,556	2,748,254	1,052,860	994,506
Other current assets	150,604	143,273	—	—

Total current assets	6,269,160	2,891,527	1,052,860	994,506
Property and equipment, net	7,601	590	—	215
Intangible assets, net	129,193	129,193	145,863	162,533

	$6,405,954	$3,021,310	$1,198,723	$1,157,254

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$763,995	$286,837	$191,564	$113,927
Retainer deposits	1,095,344	435,344	32,500	—

Total current liabilities	1,859,339	722,181	224,064	113,927

Due to Millennium Financial Services, Inc. (Note 5)	3,676,699	1,525,996	460,236	600,570

Commitments and contingencies (Notes 4, 5 and 7)
Members' equity	869,916	773,133	514,423	442,757

	$6,405,954	$3,021,310	$1,198,723	$1,157,254

The accompanying notes are an integral part of these financial statements.

BANKRUPTCY SERVICES LLC
(A New York Limited Liability Company)

STATEMENTS OF OPERATIONS

		Year ended December 31,
	Nine months ended September 30, 2002
		2001	2000
Revenue
Bankruptcy administration, including expense reimbursements	$16,306,294	$10,779,650	$7,266,242

Costs and expenses
Mailing and postage	3,314,300	2,167,169	1,530,252
Salaries and related costs	1,913,000	1,390,000	892,064
Printing and duplication	1,598,571	1,107,904	790,139
General and administrative	329,881	299,146	236,658
Other operating expenses	289,710	298,949	269,340
Consulting fees	326,503	224,466	249,560
Rent and occupancy	232,900	223,000	170,377
Depreciation and amortization	1,446	147	215
Bad debts	—	(6,911)	110,654

	8,006,311	5,703,870	4,249,259

Operating income	8,299,983	5,075,780	3,016,983
Management fee—Millennium (Note 5)	8,203,200	4,800,400	2,928,647
Amortization of intangible assets	—	16,670	16,670

Net income	$96,783	$258,710	$71,666

The accompanying notes are an integral part of these financial statements.

BANKRUPTCY SERVICES LLC
(A New York Limited Liability Company)

STATEMENTS OF CASH FLOWS

		Year ended December 31,
	Nine months ended September 30, 2002
		2001	2000
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
Cash flows from operating activities
Net income	$96,783	$258,710	$71,666
Adjustments to reconcile net income to net cash (used in) provided by operating activities
Depreciation and amortization	1,446	16,817	16,885
Allowance for doubtful accounts	—	(6,911)	110,654
Changes in operating assets and liabilities
Accounts receivable	(3,370,302)	(1,688,483)	(169,008)
Other current assets	(7,331)	(143,273)	—
Accounts payable and accrued expenses	477,158	95,273	77,637
Retainer deposits	660,000	402,844	32,500

Net cash (used in) provided by operating activities	(2,142,246)	(1,065,023)	140,334

Cash flows from investing activities
Purchase of property and equipment	(8,457)	(737)	—

Cash flows from financing activities
Net advances from (to) Millennium (Note 5)	2,150,703	1,065,760	(140,334)

Net increase in cash and cash equivalents	—	—	—
Cash and cash equivalents, beginning of period	—	—	—

Cash and cash equivalents, end of period	$—	$—	$—

Supplemental disclosure of cash flow information
Interest paid	$—	$—	$—

Income taxes paid	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

BANKRUPTCY SERVICES LLC
(A New York Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

1      The Company

  Organization

        Bankruptcy Services, LLC (the "Company") was organized as a New York Limited Liability Company on January 1, 1996 to act as successor to the business of Bankruptcy Services, Inc., Bankruptcy Services, Inc., a New York Corporation, was acquired by two of the original members of the Company in 1994 for $240,000 plus closing costs.

  Business

        The Company's principal business activity consists of bankruptcy administration services in which it provides claims agent services to the United States Bankruptcy Court in various jurisdictions throughout the United States. These services include notice and legal publication services, claims reconciliation services, balloting and solicitation services, property disbursement services for debtors, debtors counsel and other advisors, creditors, and the Federal court in Chapter 11 bankruptcy reorganizations. The Company operates from its offices located in New York City.

2      Significant accounting policies

  Cash and cash equivalents

        The Company considers all highly liquid investments with original maturities when purchased of three months or less to be cash equivalents. It is the Company's policy to transfer all of its cash and cash equivalents to Millennium Financial Services, Inc., ("Millennium,") a related party (Note 5), at the end of each day for investment purposes. As such, the Company carries no cash and cash equivalents at the end of the reporting periods presented. Net cash and cash equivalent amounts held by Millennium at September 30, 2002, December 31, 2001, 2000 and 1999 amounted to $1,732,347, $299,650, $65,410 and $25,077, respectively.

  Property and equipment

        Property and equipment are stated at cost and depreciated on a straight-line basis over the estimated useful lives of the related assets, which range from 3 to 5 years. Expenditures for maintenance and repairs are charged to operations at the time the expense is incurred. Expenditures determined to represent additions are capitalized.

  Intangible assets

        The excess of cost over fair market value of assets acquired represents the additional costs incurred in acquiring the operating assets and business of the Company. These costs were being amortized using the straight-line method over fifteen years. In accordance with the provisions of FASB Statement No. 144, effective January 1, 2002, the Company's intangible assets are no longer being amortized and will be subject to annual impairment review.

  Retainer deposits

        The Company typically charges its customers a retainer deposit at the origination of a new contract. These charges are applied against the final invoice for services rendered under the terms of the customer contract.

  Income taxes

        The Company is treated as a partnership for federal and state income tax purposes. Accordingly, the accompanying financial statements contain no provision for federal or state income taxes since these taxes are the personal responsibility of the members.

        The Company is subject to unincorporated business taxes in the City of New York. Unincorporated business taxes for the nine months ended September 30, 2002 and for the years ended December 31, 2001, 2000 and 1999 were not significant to the Company.

        The income tax returns of the Company are subject to examination by federal and state taxing authorities. Such examinations could result in adjustments to net income and changes could affect the income tax liability of the individual members.

  Revenue recognition

        The Company's bankruptcy administration services are provided in accordance with the terms of post-petition contracts with their customers. Each customer contract is required to be approved by the bankruptcy court. The contracts are cancelable by either the Company or the customer upon written notice.

        The Company's principal sources of revenue include mailing and noticing, personnel charges, data base management and reimbursed out-of-pocket expenses which are based upon rates in accordance with court approved contracts. Fees for mailing and noticing services are based upon unit pricing for each document handled. Fees for personnel charges and services are based upon time incurred at hourly rates. Data base management services are based upon per record charges. Expense reimbursements, which consist principally of postage charges and other out-of-pocket expenses, are billed to the customer at the time the expense in incurred. Services provided to customers are recorded as revenue at the time the services are performed.

  Impairment of long-lived assets

        The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Impairment is determined to exist if estimated undiscounted future cash flows are less than the carrying amount of the asset. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

  Concentration of credit risk

        Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company's accounts receivable consist of amounts due from post-petition bankruptcy filers. The Company receives retainers from all new customers, which limits the amount of credit risk.

  Comprehensive income

        The Company has no components of other comprehensive income, therefore comprehensive income equals net income for the nine months ended September 30, 2002 and each of the years ended December 31, 2001 and 2000.

  Use of estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

  Recent accounting pronouncements

        In June, 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 143, Accounting for Asset Retirement Obligations which is effective for fiscal years beginning after June 15, 2002. SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The Company does not expect that the adoption of SFAS No. 143 will have a material impact on its financial position, results of operations, or cash flows.

        In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets which is effective for fiscal years beginning after December 15, 2001. SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of while retaining many of the provisions of that statement. SFAS No. 144 also supersedes the accounting and reporting provisions of APB No. 30, Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The Company has adopted the provisions of SFAS No. 144 effective January 1, 2002.

        In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections which is effective for fiscal years beginning after May 15, 2002. SFAS No. 145 updates, clarifies and simplifies certain existing accounting pronouncements. The Company does not expect that the standard will have a significant impact on the Company's financial position, results of operations or cash flows.

        In June, 2002, the FASB issued SFAS No. 146 Accounting for Costs Associated with Exit or Disposal Activities which supersedes Emerging Issues Task Force No. 94-3, "Liability Recognition for Certain F-10 Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of the commitment to an exit or disposal plan. This statement is effective for exit or disposal activities that are initiated after December 31, 2002 and the Company does not expect that its adoption will have a material impact on its financial position, results of operations or cash flows.

        The Company does not believe that any other recently issued but not yet effective accounting standards will have a material effect on the Company's financial position or results of operations.

3      Property and equipment, net

        Property and equipment consists of the following:

		December 31,
	September 30, 2002
		2001	2000	1999
Equipment	$14,820	$6,363	$5,626	$5,626
Less accumulated depreciation	(7,219)	(5,773)	(5,626)	(5,411)

Property and equipment, net	$7,601	$590	$—	$215

        Depreciation expense was $1,446 for the nine months ended September 30, 2002 and $147, and $215 for the years ended December 31, 2001 and 2000, respectively.

        In addition to the property and the equipment listed above, the Company utilizes equipment in the conduct of its business activities that is owned by Millennium. The Company is charged a fee by Millennium for its share of the cost of equipment purchases made during the year. These fees have been charged to operations in the year incurred and are included in other operating expenses in the accompanying statements of operations (Note 5).

4      Commitments and contingencies

  Operating leases

        The Company has entered into an operating lease for certain office and related equipment with non-cancelable payments expiring during 2004 as follows:

Year ending December 31,
2003	$28,962
2004	$16,895

        In addition to the equipment listed above, the Company utilizes equipment in the conduct of its business activities that is leased to Millennium. The Company is charged a fee by Millennium for its share of the cost of the equipment leases incurred during the year. These fees have been charged to operations in the year incurred and are included in other operating expenses in the accompanying statements of operations (Note 5).

  Agreements

        The Company had an agreement with one of its key executives that provided for a 10% vested interest in the Company's operating profits, as defined. The agreement also provided for a 10% vested interest in the net proceeds upon the sale or exchange of substantially all of the Company's business assets. This executive has become a member of the Company as of December 31, 2002 with a 10% interest identical to the terms of the previous agreement. Costs associated with the vested interest have been charged to management fee—Millennium in the accompanying statements of operations.

5      Related party transactions

        During 1996, the Company entered into a facilities and services agreement with Millennium, an entity with similar ownership as that of the Company. Under the terms of the agreement, the Company occupies office space and utilizes personnel of Millenium in the conduct of its bankruptcy administration business. The Company does not currently have employees. Millenium also acts as a common paymaster for the Company for certain transactions and expenses. Millennium charges the Company its share of such expenses based upon either a direct cost or reimbursement basis or an allocation for shared costs.

        Following is a summary of the expenses charged to the Company by Millennium under the terms of this agreement:

		Year ended December 31,
	Nine months ended September 30, 2002
		2001	2000
Mailing and postage	$314,300	$217,600	$211,568
Salaries and related costs	1,913,000	1,390,000	892,064
Printing and duplication	62,000	47,000	26,645
General and administrative	281,300	199,000	95,995
Other operating expenses	114,600	171,000	113,274
Property and equipment	145,000	51,000	163,303
Consulting fees	42,000	1,000	48,127
Rent and occupancy	224,600	223,000	170,377

	$3,096,800	$2,299,600	$1,721,353

        In addition to the reimbursed expenses paid to Millennium as outlined in the table above, the Company has been charged a management fee of $8,203,200, $4,800,400 and $2,928,647, for the nine months ended September 30, 2002 and the years ended December 31, 2001 and 2000, respectively. This fee represents amounts due to the members of the Company for their services in connection with the operation of the Company's business.

        The Company has engaged Royal Press and Royal Impressions as its principal vendor for printing and duplication services. The principal owners of each of these vendors are related to one of the Company's members. Amounts earned by these vendors during the nine months ended September 30, 2002 and the years ended December 31, 2001 and 2000 were $1,054,392, $1,021,078 and $748,333, respectively.

        The financial condition and results of operations of the Company, as reported, are not necessarily indicative of the results that would have been reported had the Company operated completely independently.

6      Significant customers

        During the nine months ended September 30, 2002, the Company generated revenues in excess of 10% of its total revenues from three separate customers which accounted for approximately 17%, 15% and 10%, respectively. No customers individually accounted for in excess of 10% of the Company's revenues during the years ended December 31, 2001 and 2000.

7      Subsequent events

        On January 10, 2003 the Company entered into a lease agreement for new office space located in New York City. The lease expires on August 31, 2013 with an option to extend the term for an additional five years. The lease provides for base rent of $47,718 per month during the original term of the lease together with the Company proportionate share of the buildings operating costs and real estate taxes. In addition, under the terms of the lease agreement, the landlord will provide a period of seven months rent abatement to the Company and up to $389,700 for building alterations.

EPIQ SYSTEMS, INC.

PRO FORMA FINANCIAL INFORMATION
(Unaudited)

EPIQ SYSTEMS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

SEPTEMBER 30, 2002

(Unaudited)
(In Thousands)

	EPIQ Systems, Inc.	Bankruptcy Services LLC	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$27,167	$—	$(14,803)	1.a,b,c	$12,364
Accounts receivable, trade, net of allowance for doubtful accounts	7,166	6,119	(6,119)	1.a	7,166
Prepaid expenses and other	913	151	(151)	1.a	913
Deferred income taxes	157	—	—		157

Total Current Assets	35,403	6,270	(21,073)		20,600
PROPERTY AND EQUIPMENT, net	12,288	7	244	1.a,b	12,539
SOFTWARE DEVELOPMENT COSTS, net	4,327	—	341	1.b	4,668
OTHER ASSETS:
Goodwill, net	21,275	—	46,487	1.b	67,762
Other intangibles, net	4,152	129	16,775	1.a,b	21,056
Other	58	—	—		58

Total Other Assets	25,485	129	63,262		88,876

TOTAL ASSETS	$77,503	$6,406	$42,774		$126,683

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Accounts payable	$1,489	$764	$(764)	1.a	$1,489
Accrued expenses	733	—	—		733
Retainer deposits	—	1,095	—		1,095
Income taxes payable	772	—	—		772
Deferred revenue	919	—	—		919
Current portion of deferred acquisition price	231	—	379	1.b	610
Current maturities of long-term obligations	98	—	—		98

Total Current Liabilities	4,242	1,859	(385)		5,716
DUE TO MILLENNIUM FINANCIAL SERVICES	—	3,677	(3,677)	1.a	—
DEFERRED REVENUE	69		—		69
LONG-TERM OBLIGATIONS (less current portion)	89	—	—		89
DEFERRED ACQUISITION PRICE (less current portion)	223	—	3,066	1.b	3,289
DEFERRED INCOME TAXES	1,558	—	—		1,558

Total Liabilities	6,181	5,536	(996)		10,721
STOCKHOLDERS' EQUITY:
Preferred stock	—	—	—		—
Common stock	145	—	31	1.b,c	176
Additional paid-in capital	55,289	—	44,609	1.b,c	99,898
Retained earnings	15,888	—	—		15,888
Member's equity	—	870	(870)	1.a	—

Total Stockholders' Equity	71,322	870	43,770		115,962

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$77,503	$6,406	$42,774		$126,683

See notes to pro forma condensed combined financial information.

EPIQ SYSTEMS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

NINE MONTHS ENDED SEPTEMBER 30, 2002

(Unaudited)
(In Thousands, Except Per Share Data)

	EPIQ Systems, Inc.	Bankruptcy Services LLC	Pro Forma Adjustments		Pro Forma Combined
OPERATING REVENUES:
Case management fees	$20,756	$—	$3,327	2.a	$24,083
Professional services	5,576	—	12,979	2.a	18,555
Infrastructure software and other	1,442	—			1,442
Bankruptcy administration, including expense reimbursements	—	16,306	(16,306)	2.a	—

	27,774	16,306	—		44,080
COST OF SALES:
Cost of products and services	5,396	—	6,588	2.a	11,984
Depreciation and amortization	3,566	—	85	2.d	3,651

	8,962	—	6,673		15,635

GROSS PROFIT	18,812	16,306	(6,673)		28,445

OPERATING EXPENSES:
General and administrative	8,633	—	1,785	2.a,c	10,418
Mailing and postage	—	3,314	(3,314)	2.a	—
Salaries and related costs	—	1,913	(1,913)	2.a	—
Printing and duplication	—	1,599	(1,599)	2.a	—
Management fee—Millennium	—	8,203	(8,203)	2.b	—
Other operating expenses	—	1,180	(1,180)	2.a	—
Depreciation	438	—			438
Amortization—goodwill/intangibles	366	—	2,642	2.d	3,008
Acquisition related	570	—			570

	10,007	16,209	(11,782)		14,434

INCOME FROM OPERATIONS	8,805	97	5,109		14,011
INTEREST INCOME (EXPENSE):
Interest income	396	—	—		396
Interest expense	(124)	—	—		(124)

	272	—	—		272

INCOME BEFORE INCOME TAXES	9,077	97	5,109		14,283
PROVISION FOR INCOME TAXES	3,436	—	1,931	2.e	5,367

NET INCOME	$5,641	$97	$3,178		$8,916

NET INCOME PER SHARE:
Basic	$0.39				$0.51

Diluted	$0.38				$0.50

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	14,452		3,054	2.f,g	17,506

Diluted	14,975		3,054	2.f,g	18,029

See notes to pro forma condensed combined financial information.

EPIQ SYSTEMS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2001

(Unaudited)
(In Thousands, Except Per Share Data)

	EPIQ Systems, Inc.	Bankruptcy Services LLC	Pro Forma Adjustments		Pro Forma Combined
OPERATING REVENUES:
Case management fees	$20,154	$—	$2,444	2.a	$22,598
Professional services	7,995	—	8,336	2.a	16,331
Infrastructure software and other	1,963	—			1,963
Bankruptcy administration, including expense reimbursements	—	10,780	(10,780)	2.a	—

	30,112	10,780	—		40,892
COST OF SALES:
Cost of products and services	6,344	—	4,536	2.a	10,880
Depreciation and amortization	3,726	—	365	2.d	4,091

	10,070	—	4,901		14,971

GROSS PROFIT	20,042	10,780	(4,901)		25,921

OPERATING EXPENSES:
General and administrative	10,531	299	1,735	2.a,c	12,565
Mailing and postage	—	2,167	(2,167)	2.a	—
Salaries and related costs	—	1,390	(1,390)	2.a	—
Printing and duplication	—	1,108	(1,108)	2.a	—
Management fee—Millennium	—	4,800	(4,800)	2.a	—
Other operating expenses	—	739	(739)	2.a	—
Depreciation	425	—			425
Amortization—goodwill/intangibles	1,402	17	3,506	2.d	4,925
Acquisition related	353	—			353

	12,711	10,520	(4,963)		18,268

INCOME FROM OPERATIONS	7,331	260	62		7,653
INTEREST INCOME (EXPENSE):
Interest income	753	—	—		753
Interest expense	(106)	—	—		(106)

	647	—	—		647

INCOME BEFORE INCOME TAXES	7,978	260	62		8,300
PROVISION FOR INCOME TAXES	3,036	—	24	2.e	3,060

NET INCOME	$4,942	$260	$38		$5,240

NET INCOME PER SHARE:
Basic	$0.37				$0.32

Diluted	$0.35				$0.31

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	13,508		3,054	2.f,g	16,562

Diluted	14,111		3,054	2.f,g	17,165

See notes to pro forma condensed combined financial information.

EPIQ SYSTEMS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Unaudited)
(In Thousands)

        On January 31, 2003, EPIQ Systems, Inc. (the "Company") acquired 100% of the membership interests in Bankruptcy Services LLC ("BSI"), through a new wholly owned subsidiary, EPIQ Systems Acquisition, Inc., for an aggregate purchase price (prior to direct acquisition costs) of $66,000,000, consisting of $49,500,000 in cash, $45,500,000 which was paid by the Company's existing cash and investments, $4,000,000 which will be paid over five years, and 1,054,230 shares of restricted common stock.

        The Company's unaudited balance sheet as of September 30, 2002 was derived from the information provided in its Form 10-Q filed on October 25, 2002. The BSI balance sheet data was derived from the audited financial statements, as of September 30, 2002, included in this current report on Form 8-K/A.

        The Company's statements of income for the nine months ended September 30, 2002 and the year ended December 31, 2001, were derived from the information provided in the Company's Form 10-Q filed October 25, 2002 and the Company's Form 10-K filed March 21, 2002, respectively.

        The BSI income statement data reported for the nine months ended September 30, 2002 and year ended December 31, 2001 was derived from the audited financial statements included in this current report on Form 8-K/A.

1.
The pro forma condensed combined balance sheet of the Company and BSI as of September 30, 2002 has been prepared as if the acquisition occurred on September 30, 2002 in accordance with the following assumptions:

a.
The transaction is accounted for utilizing the purchase method of accounting. The assets and liabilities of BSI that were not purchased by the Company have been eliminated. The eliminations include BSI's accounts receivable, prepaid expenses, goodwill, accounts payable and accrued expenses, and due to Millennium Financial Services.

b.
In accordance with the purchase method of accounting, the acquired assets of BSI are adjusted to their respective fair values on a preliminary basis. The purchase price allocation will be finalized upon completion of additional valuation procedures. The components of the transaction assumed in the pro forma condensed combined balance sheet are outlined as follows:

Cash paid for BSI membership interests acquired		$45,500
Present value of $4,000,000 deferred acquisition price, discounted at 5%		3,445
Restricted common stock		16,500
Less: Historical book value of the acquired assets of BSI:
Cash	2,557
Property and equipment	7
Retainer deposits	(1,095)	1,469

Less: Adjustments to reflect the preliminary fair values of the acquired assets of BSI:
Software development costs	341
Property and equipment	244
Other intangibles	16,904	17,489

Goodwill		$46,487

    The membership interest purchase agreement defined cash to be left with BSI at the transaction close. Cash transferred with the business is reflected above as part of the historical value of assets acquired.

  c.
  In November 2002, the Company completed a private placement of 2,000,000 shares of its common stock, generating approximately $28,140,000 of net proceeds. Cash generated from this transaction was used to fund the cash portion of the purchase price.

2.
The pro forma condensed combined statements of income of the Company and BSI for the nine months ended September 30, 2002 and the year ended December 31, 2001 have been prepared as if the acquisition occurred as of January 1, 2001. The transaction was accounted for utilizing the purchase method of accounting and accordingly, the operations of BSI are included in the pro forma combined results of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001.

  •
  The customer backlog acquired, with an estimated fair value of $4,700,000, is being amortized using the straight-line method over the estimated life of the underlying cases, which has been determined to be 2 years.

  •
  The non-compete agreement acquired, with an estimated fair value of $11,730,000, is being amortized over 10 years, the life of the agreement, using the straight-line method.

  •
  The trade name acquired, with an estimated fair value of $474,000, is not being amortized. The Company will review this asset on an annual basis and between annual tests if events or changes in circumstances have indicated the asset might be impaired.

  •
  BSI's historical goodwill was being amortized over a period of 15 years on a straight-line basis. In accordance with SFAS No. 142, adopted January 1, 2002, BSI discontinued the amortization of goodwill.

  •
  The computer software acquired, with an estimated fair value of $341,000, is being amortized using the straight-line method over the estimated life of the asset, which has been determined to be 3 years.

  •
  The personal property acquired, primarily computer equipment, with an estimated fair value of $251,000, is being depreciated over 1 year using the straight-line method.

  a.
  Certain reclassifications have been made consistent with the Company's reporting format.

  b.
  The management fee of $8,203,000 and $4,800,000 has been eliminated for the nine months ended September 30, 2002 and year ended December 31, 2001, respectively. This fee represents amounts due to the members of BSI for their services in connection with the operations of the company's business.

  c.
  General and administrative has been adjusted for the net change in expense related to management employment and consulting agreements.

	Nine Months Ended September 30, 2002	Year Ended December 31, 2001
Adjustment for executive management compensation per employment contracts	$926	$800
Adjustment for consulting fees per consulting contracts	123	148
Owners compensation included in operating expense	(682)	(81)

Net increase in salaries and related costs	$367	$867

  d.
  The net change in depreciation and amortization expense consists of the following:

	Nine Months Ended September 30, 2002	Year Ended December 31, 2001
Amortization expense for the computer software acquired in the Company's acquisition of BSI	$85	$114
Depreciation expense for the personal property acquired in the Company's acquisition of BSI	—	251

Net increase in depreciation and amortization expense	$85	$365

    The net change in amortization—goodwill/intangibles expense consists of the following:

	Nine Months Ended September 30, 2002	Year Ended December 31, 2001
Amortization expense for the customer backlog acquired in the Company's acquisition of BSI	$1,762	$2,350
Amortization expense for the non-compete agreements acquired in the Company's acquisition of BSI	880	1,173
Elimination of amortization expense for BSI's historical goodwill	—	(17)

Net increase in amortization— goodwill/intangibles expense	$2,642	$3,506

  e.
  The tax effect of these adjustments is calculated using the Company's incremental tax rate of 37.8% for the nine months ended September 30, 2002 and 38.1% for the year ended December 31, 2001.

  f.
  In November 2002, the Company completed a private placement of 2,000,000 shares of its common stock, generating approximately $28,140,000 of net proceeds. Cash generated from this transaction was used to fund the cash portion of the purchase price.

  g.
  The Company issued 1,054,230 shares of restricted common stock as partial consideration for the membership interests of BSI.

        The pro forma condensed combined financial information, which has been prepared by the Company's management based upon the historical financial statements of the Company and BSI, should be read in conjunction with the accompanying audited financial statements and notes thereto of BSI contained elsewhere in this document. The pro forma condensed combined financial information is not necessarily indicative of the financial position or the results of operations of the combined entities as they may be in the future or as they might have been if the transaction had been in effect on the dates indicated.

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EPIQ SYSTEMS, INC. INDEX TO FINANCIAL STATEMENTS
BANKRUPTCY SERVICES LLC (A New York Limited Liability Company) FINANCIAL STATEMENTS NINE MONTHS ENDED SEPTEMBER 30, 2002 AND YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
BANKRUPTCY SERVICES LLC (A New York Limited Liability Company) FINANCIAL STATEMENTS NINE MONTHS ENDED SEPTEMBER 30, 2002 AND YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
CONTENTS
INDEPENDENT AUDITOR'S REPORT
BANKRUPTCY SERVICES LLC (A New York Limited Liability Company) BALANCE SHEETS
BANKRUPTCY SERVICES LLC (A New York Limited Liability Company) STATEMENTS OF OPERATIONS
BANKRUPTCY SERVICES LLC (A New York Limited Liability Company) STATEMENTS OF CASH FLOWS
BANKRUPTCY SERVICES LLC (A New York Limited Liability Company) NOTES TO FINANCIAL STATEMENTS NINE MONTHS ENDED SEPTEMBER 30, 2002 AND YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
EPIQ SYSTEMS, INC. PRO FORMA FINANCIAL INFORMATION (Unaudited)
EPIQ SYSTEMS, INC. PRO FORMA CONDENSED COMBINED BALANCE SHEET SEPTEMBER 30, 2002 (Unaudited) (In Thousands)
EPIQ SYSTEMS, INC. PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited) (In Thousands, Except Per Share Data)
EPIQ SYSTEMS, INC. PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME YEAR ENDED DECEMBER 31, 2001 (Unaudited) (In Thousands, Except Per Share Data)
EPIQ SYSTEMS, INC. NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (Unaudited) (In Thousands)